UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): SEPTEMBER 13, 2004
                                                        ------------------



                              SENSE HOLDINGS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           FLORIDA                     333-87293                82-0326560
 ----------------------------       ----------------        -------------------
 (State or other jurisdiction       (Commission File          (IRS Employer
       of incorporation)                 Number)            Identification No.)



             4503 NW 103RD AVENUE; SUITE 200, SUNRISE, FLORIDA 33351
             -------------------------------------------------------
                    (Address of principal executive offices)



        Registrant's telephone number, including area code: (954) 726-1422
                                                            --------------



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 8.01 OTHER EVENTS.

Effective September 13, 2004, Sense Holdings, Inc. ("Company") and the inventor of patented technology that provides "keyless" access and operation of a motor vehicle have entered into a new purchase option and exclusive representation agreement. The technology is protected by U.S. Patent No. 6,727,800. Under the terms of the new agreement the purchase option and representation periods can be extended by the Company until September of 2005. In addition to an extended period of time, the new agreement grants purchase option and exclusive representation rights for U.S. patent pending application No. 10/832,050 and International patent pending application No. PCT/US2004/006186.

The patented technology verifies a user's identity using any form of biometrics for "keyless" access and operation of a vehicle. Once identity is verified, the user gains access to the vehicle and only then will vehicle's engine become operational. The technology's purpose is to eliminate the need of having any key while enhancing the vehicle's security. The technology is also capable of controlling critical functions of the vehicle, such as ignition, fuel injection and transmission engagement. Potential uses of the patented technology extend to automobiles, boats, planes, trucks and buses for personal, commercial and military use.

The patent owner will receive consideration every three months of fifteen thousand dollars ($15,000) during the option periods. In addition the Company and the inventor have agreed to a purchase price for the technology during the option periods. Just as in the prior agreement, the Company will continue evaluating various alternatives for commercializing the rights granted to it. One alternative includes continuing efforts to sell or license the technology with third parties that have already expressed interest in the technology. Another alternative is the continued marketing of the technology for sale or license to other third parties. Simultaneously with those efforts, the Company continues to evaluate the potential benefits of an outright purchase of the technology from the inventor. There is no assurance that the Company will be successful in commercializing the rights granted to it by the patent owner.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SENSE HOLDINGS, INC.

                                        By: /s/ Dore Scott Perler
                                            ----------------------------
                                            Dore Scott Perler
                                            President

Dated:   September 15, 2004



                                        3